UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of Registered

Management Investment Companies

Investment Company Act file number: 811-6259

                           Stratus Fund, Inc.

(Exact name of registrant as specified in charter)

6811 S. 27th Street

P.O. Box 82535

                       Lincoln, NE 68501-2535

(Address of principal executive offices)

Jon C. Gross

Stratus Fund, Inc.

P.O. box 82535

                  Lincoln, Nebraska 68501-2535

(Name and address of agent for service)

Registrant’s telephone number:	(402) 323-1846

(888) 769-2362

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2009

1

Item 1. Report to Stockholders

STRATUS FUND, INC.

Annual Report to Shareholders

June 30, 2009

Table of Contents

Management’s Discussion of Fund Performance	1

Performance	5

Expense Example	7

Financial Statements

Schedules of Investments	9
Statements of Assets and Liabilities	14
Statements of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	17
Notes to Financial Statements	21

Report of Independent Registered Public Accounting Firm	29

Directors and Executive Officers	30

Approval of Investment Advisory Agreement	32

Other Information	34

Dear Fellow Shareholders:

The last twelve months have witnessed volatility in fixed income and equity markets not seen in generations. Slowing economic growth which began to materialize in the first half of 2008 was the tipping point for an already stressed and overleveraged housing market. The events that followed in the second half of 2008 plunged the economy into one of the worst recessions on record, with GDP contracting -1% (estimate), -6.4%, -5.4%, and -2.7% over the last four quarters. Markets for mortgage securities as well as other credit sensitive sectors seized up. The banking and brokerage sectors were stymied by their holdings in mortgages and mortgage related securities. Lehman Brothers, a large primary government bond broker/dealer filed for bankruptcy. Many large banks and brokers were merged with stronger institutions. Fannie Mae and Freddie Mac, the two largest government sponsored enterprises and holders of mortgages were put under the conservatorship of the US Treasury department. Commercial and industrial lending slowed to a trickle as institutions hoarded cash to cover future expected loan losses and maintain liquidity. Economic activity fell immediately and sharply, while initial jobless claims shot higher, pushing the unemployment rate close to 10% by the end of 2nd quarter 2009.

Initiatives by the Federal Reserve and US Treasury have recently served to buoy the credit markets and lending conditions in many sectors continue to improve. As some semblance of confidence has returned, many forecasters expect the economy to return to positive growth in the second half of 2009. Significant slack capacity, coupled with an elevated unemployment rate, should keep inflation in check for the foreseeable future. However, the consequences of the U.S. government’s actions, which include large federal budget deficits and anticipated higher tax rates are a concern regarding the nation’s future economic growth potential over the intermediate term.

The outlook of the financial markets is still uncertain. Reasonable valuations and hopes for an economic recovery have begun to attract investment into the markets, but some clarity on economic and financial issues will likely be necessary to sustain a longer term rally.

Government Securities Portfolio

Stratus Government returned 5.76% this year versus 6.12% for the 100% US Treasury bond benchmark. The high quality investments in the fund allowed performance to closely track that of the benchmark. The slight underperformance relative to the benchmark resulted from an under allocation to US Treasury securities during 2008. In the 2nd half of 2008 US Treasury bonds outperformed all investment grade fixed income sectors, including government agency MBS and government agency debt as we witnessed a tremendous flight-to-quality bid in the market. The first half of 2009 showed a reversal of fortune for US Treasury bonds which were one of the poorest performing sectors as yields rose due to investors’ renewed appetite for credit risk as well as concerns about the dramatic increase in supply of US Treasury securities.

Inter-bank lending rates (libor) peaked at over 4.5% in the 4th quarter 2008 as financial institutions hoarded liquidity, accelerating the credit market freeze. Yield volatility for intermediate government bonds jumped to historic levels. Intermediate US Treasury bond yields oscillated between 3.5% and 4% until mid-October and then marched sharply lower in response to the US government’s liquidity programs and a pronounced deflationary outlook. The yield on the 10 year US note fell nearly 150 basis points and finished 2008 at 2.2%. Needless to say, US Government bonds were the best performing sector in the 2nd half 2008 as investors sought the safety of the US Treasury.

Credit spreads recovered somewhat in December but made a quick reversal in the 1st quarter 2009 in conjunction with the broad based stock market sell-off. Credit spreads peaked 20 basis points shy of November 2008 record levels. An encouraging sign for future credit market stability was the behavior of swap spreads and libor during the February stock market sell-off. Both moved higher, but their change was small relative to previous periods of excessive market volatility.

On March 18th the Fed announced it will increase purchases of government agency MBS, government agency bonds and US Treasury bonds by $1.15 trillion in attempt to jump-start mortgage lending while keeping intermediate yields stable. Five and ten year US Treasury yields fell about 50 basis points immediately after the announcement. The Fed’s purchases will focus on buying 2 to 10 year maturities of both nominal Treasuries and TIPS (Treasury Inflation Protected Securities). The $300 billion commitment to purchase longer term US Treasury bonds was a surprise to most. The Fed has embarked upon a new era, quantitative easing.

Prior to the Fed announcement, most investment grade sectors of the bond market were headed toward negative or de minimis returns for the 1st quarter 2009. The TIPS index we track returned 4.78% during the last two weeks of March. The recovery in credit market conditions continued throughout the 2nd quarter 2009. Credit spreads are close to pre-Lehman-bankruptcy levels.

Our strategy going forward will be to maintain a somewhat duration neutral posture while awaiting clarity on the outcome of U.S. fiscal policies. We will remain diversified across high quality sectors with a focus on those that are receiving US government market support.

Growth Portfolio

The past year has been among the most challenging for equity markets since the Great Depression. Late 2008 saw a near collapse of the financial system, with several large financial institutions either declaring or being pushed to the brink of bankruptcy. Massive government intervention was started, and the ultimate outlook for the financial sector remains cloudy at this time, although the more dire outcomes appear to have been avoided. As of June 30, 2009, theS&P 500 has lost over 25% of its value for the past 12 months. While all sectors of the market lost value over that time period, financial stocks were among the biggest laggards, yet have shown a sharp upward move as a group in the most recent quarter. The more defensive sectors of the market have fared better over the past year, yet have lagged relative to the S&P 500 during the most recent quarter’s rally. Earnings growth has been severely challenged in nearly all sectors, as companies struggle with softening demand and an uncertain outlook.

The strategy employed by the Stratus Growth Portfolio is to invest primarily in stocks trading at appropriate discounts to their estimated intrinsic value, adjusted for relative growth potential and risk levels. The Growth Portfolio focuses on building a diversified portfolio emphasizing high quality large and mid capitalization stocks. Risk control is used by maintaining some exposure to major sectors and industries of the market while limiting overexposure to individual securities or industries. Furthermore, cash reserves may be increased in relation to the assessment of risk versus reward for individual stocks or for the stock market in general.

The Stratus Growth Portfolio is well diversified with over 70 stocks currently in the portfolio. Sector and security selection have helped the fund post relative outperformance versus the market. For the fiscal year ended June 30, 2009, the Stratus Growth Portfolio achieved a total return of (-24.9%) for both the institutional and retail classes. While the loss in value is certainly disappointing, we are pleased to post performance better than the S&P 500 benchmark. Looking ahead, many high quality stocks appear to be trading at healthy discounts to their intrinsic value, which should present the Stratus Growth Portfolio with opportunities to capitalize on as we continue to journey through the challenging environment we are currently facing.

We thank you for your past and continued investment in the Stratus Family of Funds.

Respectfully,

Ryan Sailer, CFA

Mark Portz, CFA

PERFORMANCE

Average Annual Return	End of Period (06/30/2009) Values
1 Year	(24.87%)	Growth Institutional Shares	$592,861.50
5 Years	(2.25%)	S&P 500	$673,886.75
10 Years	(1.59%)
Life of Fund	5.64%

Average Annual Return	End of Period (06/30/2009) Values
1 Year	(24.85%)	Growth Retail Shares	$10,926.84
5 Years	(2.19%)	S&P 500	$11,040.02
10 Years	(1.69%)
Life of Fund	1.18%

Results for the Retail Shares on the graph above reflect payment of a maximum sales charge of 4.5% on the $10,000 investment with dividends and capital gains reinvested. Average annual return, in the chart above, assumes reinvestment of dividends and capital gains. Past performance is not predictive of future performance and the graph and table do not reflect deductions for taxes a shareholder would pay on a fund distribution or the redemption of fund shares. Growth Portfolio Institutional Shares for the period October 8, 1993 (inception) through June 30, 2009. Growth Portfolio Retail Shares for the period January 7, 1998 (inception) through June 30, 2009.

Average Annual Return	End of Period (06/30/2009) Values
1 Year	5.76%	Government Securities Institutional Shares	$500,808.50
5 Years	4.14%	Merrill Lynch U.S. Treasury Inter-Term Bond	$561,136.00
10 Years	4.45%
Life of Fund	4.52%

Average Annual Return	End of Period (06/30/2009) Values
1 Year	5.76%	Government Securities Institutional Shares	$15,620.24
5 Years	4.14%	Merrill Lynch U.S. Treasury Inter-Term Bond	$17,374.03
10 Years	4.31%
Life of Fund	4.24%

Results for the Retail Shares on the graph above reflect payment of a maximum sales charge of 3% on the $10,000 investment with dividends and capital gains reinvested. Average annual return, in the chart above, assumes reinvestment of dividends and capital gains. Past performance is not predictive of future performance and the graph and table do not reflect deductions for taxes a shareholder would pay on a fund distribution or the redemption of fund shares. Government Securities Portfolio Institutional Shares for the period October 8, 1993 (inception) through June 30, 2009. Government Securities Portfolio Retail Shares for the period January 13, 1998 (inception) through June 30, 2009.

EXPENSE EXAMPLE

As a shareholder of Stratus Fund, Inc. (the Fund) you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at January 1, 2009 and held until June 30, 2009.

The “Actual” section of the table provides information about actual account values and actual expenses. You may use the information in these columns, together with amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Six Months Ended June 30, 2009” to estimate the expenses you paid on your account during this period.

The “Hypothetical” section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the “Hypothetical” example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLE (Continued)

	Beginning Account Value at January 1, 2009	Ending Account Value Using Actual Return at June 30, 2009	Expenses Paid During Six Months Ended June 30, 2009*

Actual
Growth Institutional	$1,000.00	$1,025.70	$5.83
Growth Retail	$1,000.00	$1,026.00	$5.83
Government Securities Institutional	$1,000.00	$1,014.70	$4.35
Government Securities Retail	$1,000.00	$1,014.70	$4.35

	Beginning Account Value at January 1, 2009	Ending Account Value Using 5% Return	Expenses Paid During Six Months Ended June 30, 2009*
Hypothetical (5% return before expenses)
Growth Institutional	$1,000.00	$1,019.04	$5.81
Growth Retail	$1,000.00	$1,019.04	$5.81
Government Securities Institutional	$1,000.00	$1,020.48	$4.36
Government Securities Retail	$1,000.00	$1,020.48	$4.36

* Expenses are equal to the Fund's expense ratio of 1.16% (Growth Portfolio Institutional and Retail Shares) and 0.87%

(Government Securities Portfolio Institutional and Retail Shares), multiplied by the average account value over the period, multiplied by 181 days divided by 365 days (to reflect the one-half year period).

8

GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
June 30, 2009

		Percent of
Shares	Common Stock - 98.12%	Net Assets	Fair Value

	Basic Materials	4.24%
9,000	Bemis Co., Inc.		$226,800
9,000	Freeport McMoran Copper & Gold, Inc.		450,990
10,000	Nucor Corp.		444,300
3,000	Potash Corp. of Saskatchewan, Inc.		279,150
8,500	Praxair, Inc.		604,095
			2,005,335

	Consumer Discretionary	7.35%
20,000	Best Buy Company, Inc.		669,800
37,000	Comcast Corp.		536,130
16,000	McDonald's Corp.		919,840
6,000	Nike, Inc.		310,680
20,000	The McGraw-Hill Companies, Inc.		602,200
11,000	Target Corp.		434,170
			3,472,820

	Consumer Staples	10.61%
25,000	ConAgra Foods, Inc.		476,500
33,000	CVS Caremark Corp.		1,051,710
7,000	General Mills, Inc.		392,140
21,000	Pepsico, Inc.		1,154,160
19,000	Procter & Gamble Co.		970,900
20,000	Wal-Mart Stores, Inc.		968,800
			5,014,210

	Energy	12.23%
10,000	Apache Corporation		721,500
10,000	Chevron Corp.		662,500
20,000	ConocoPhillips		841,200
18,000	Exxon Mobil Corp.		1,258,380
15,000	Noble Corp.		453,750
15,000	Occidental Petroleum Corp.		987,150
14,000	Peabody Energy Corp.		422,240
8,000	Schlumberger Limited		432,880
			5,779,600

	Financials	12.43%
12	Berkshire Hathaway, Inc. - A *		1,080,000
60	Berkshire Hathaway, Inc. - B *		173,744
7,000	Franklin Resources, Inc.		504,070
3,000	Goldman Sachs Group, Inc.		442,320
40,000	JPMorgan Chase & Co.		1,364,400
15,000	Legg Mason, Inc.		365,700
20,000	MetLife, Inc.		600,200
41,000	US Bancorp		734,720
25,000	Wells Fargo & Company		606,500
			5,871,654

	Health Care	15.48%
15,000	Abbott Laboratories		705,600
11,000	Amgen, Inc. *		582,340
8,000	Baxter International, Inc.		423,680
10,000	Dentsply International, Inc.		305,200
27,000	Johnson & Johnson		1,533,600
12,000	Novartis AG		489,480
15,000	Quest Diagnostics, Inc.		846,450
11,000	Teva Pharmaceutical Industries, Ltd.		542,740
30,000	United Health Group, Inc.		749,400
10,000	Varian Medical Systems, Inc. *		351,400
6,000	Wyeth		272,340
12,000	Zimmer Holdings, Inc. *		511,200
			7,313,430
	9

GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2009

		Percent of
Shares	Common Stock - 98.12%	Net Assets	Fair Value

	Industrials	10.25%
10,000	3M Co.		$601,000
8,000	Danaher Corp.		493,920
6,000	FedEx Corporation		333,720
50,000	General Electric Co.		586,000
25,000	Honeywell International, Inc.		785,000
12,000	Jacobs Engineering Group, Inc. *		505,080
10,000	Roper Industries, Inc.		453,100
25,000	Terex Corp. *		301,750
8,000	Union Pacific Corp.		416,480
13,000	Waste Management, Inc.		366,080
			4,842,130

	Technology	19.86%
40,000	Cisco Systems, Inc.*		745,600
60,000	EMC Corp. *		786,000
18,000	Fiserv, Inc. *		822,600
2,000	Google, Inc. *		843,180
20,000	Hewlett-Packard Co.		773,000
9,000	International Business Machines Corp.		939,780
10,000	Linear Technology Corp.		233,500
9,000	McAfee, Inc. *		379,710
55,000	Microsoft Corp.		1,307,350
10,000	QUALCOMM, Inc.		452,000
40,000	Oracle Corp. *		856,800
35,000	Texas Instruments, Inc.		745,500
8,000	Visa, Inc.		498,080
			9,383,100

	Telecommunications	2.55%
20,000	AT&T Inc.		496,800
23,000	Verizon Communications, Inc.		706,790
			1,203,590

	Utilities	3.12%
32,000	Duke Energy Corp.		466,880
10,000	PG & E Corp.		384,400
20,000	Questar Corp.		622,200
			1,473,480

	Other Securities - 1.91%
902,806	Goldman Sachs Financial Square Government Fund	1.91%	902,806

	Total investments in securities (cost $51,259,440)	100.03%	$47,262,155
	Other assets, less liabilities	(0.03%)	(14,835)
	NET ASSETS	100.00%	$47,247,320

*Indicates non-income producing security

Industry classifications are unaudited

See accompanying notes to financial statements

	10

GOVERNMENT SECURITIES PORTFOLIO
SCHEDULE OF INVESTMENTS
June 30, 2009

Principal	Percent of
Amount	Net Assets		Fair Value

	Government Agency Bonds	27.29%
$2,000,000	Farmer Mac 5.50% due 7/15/11		$2,133,540
2,000,000	Federal Home Loan Bank 4.50% due 8/14/09		2,010,164
2,100,000	Federal Home Loan Bank 4.875% due 10/30/17		2,246,851
2,500,000	Federal Home Loan Bank 5.00% due 03/09/12		2,712,960
1,000,000	Federal Home Loan Bank 5.375% due 6/14/13		1,102,393
1,100,000	Federal Home Loan Mortgage 3.75% due 3/27/19		1,080,908
1,000,000	Federal Home Loan Mortgage 5.25% due 4/18/16		1,107,015
2,000,000	Federal National Mortgage Assn. 5.00% due 5/11/17		2,171,866
			14,565,697

	Mortgage Backed Securities	22.55%
2,852,544	Federal Home Loan Mortgage Pool 4.00% due 5/01/19		2,904,543
600,885	Federal Home Loan Mortgage Pool 5.00% due 2/01/18		629,577
177,966	Federal Home Loan Mortgage Pool 5.00% due 10/01/12		181,966
250,221	Federal Home Loan Mortgage Pool 5.50% due 9/01/17		264,358
329,223	Federal Home Loan Mortgage Pool 5.50% due 11/01/16		347,001
101,014	Federal Home Loan Mortgage Pool 6.00% due 3/01/17		107,510
1,341,327	Federal Home Loan Mortgage CMO 5.50% due 12/15/20		1,386,249
382,424	Federal National Mortgage Assn. Pool 4.50% due 5/01/15		395,384
47,484	Federal National Mortgage Assn. Pool 5.50% due 3/01/17		50,182
2,196,049	Federal National Mortgage Assn. Pool 5.50% due 1/01/18		2,320,813
142,837	Federal National Mortgage Assn. Pool 6.00% due 6/01/16		152,291
154,152	Federal National Mortgage Assn. Pool 6.00% due 12/01/16		164,355
367,885	Government National Mortgage Assn. Pool 3.625% due 8/20/34		369,729
1,286,554	Government National Mortgage Assn. Pool 4.50% due 5/15/18		1,342,385
237,398	Government National Mortgage Assn. Pool 4.625% due 8/20/32		236,574
1,156,149	Government National Mortgage Assn. Pool 5.00% due 11/15/33		1,186,318
			12,039,235

	Treasury Notes/Bonds/Inflation Protected Securities	31.80%
1,000,000	US Treasury Note 2.625% due 5/31/10		1,019,336
2,000,000	US Treasury Note 2.75% due 2/15/19		1,873,120
1,000,000	US Treasury Note 3.125% due 4/30/13		1,039,062
3,000,000	US Treasury Note 3.375% due 9/15/09		3,019,335
1,000,000	US Treasury Note 3.50% due 5/31/13		1,053,594
2,000,000	US Treasury Note 5.125% due 5/15/16		2,243,124
2,035,560	US Treasury Inflation Protected Security 1.625% due 1/15/18		2,015,840
2,321,860	US Treasury Inflation Protected Security 1.875% due 7/15/13		2,381,357
2,302,020	US Treasury Inflation Protected Security 1.875% due 7/15/15		2,327,200
			16,971,968

	Corporate Bonds	11.88%
1,000,000	Archer Daniels 5.45% due 3/15/18		1,051,480
1,000,000	Conoco Phillips 5.625% due 10/15/16		1,064,906
1,000,000	Lowe's Companies 5.60% due 9/15/12		1,069,407
500,000	Pfizer, Inc. 6.20% due 3/15/19		546,812
1,000,000	SBC Communications 5.10% due 9/15/14		1,038,788
1,500,000	Wal-Mart Stores 4.55% due 5/01/13		1,571,796
			6,343,189

	Other Securities	5.72%
1,050,991	Goldman Sachs Financial Square Government Fund		1,050,991
2,000,000	JP Morgan U.S. Government Fund		2,000,000
			3,050,991

	Total investments in securities (cost $50,876,472)	99.24%	$52,971,080
	Other assets, less liabilities	0.76%	405,766
	TOTAL NET ASSETS	100.00%	$53,376,846

See accompanying notes to financial statements
	12

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2009

		Government
	Growth	Securities
Assets:	Portfolio	Portfolio
Investments in securities at fair value
(cost $51,259,440 and $50,876,472)	$47,262,155	$52,971,080
Accrued interest and dividends receivable	32,308	435,715
Prepaid expense	316	316
Total assets	$47,294,779	$53,407,111

Liabilities:
Accrued expenses, including investment management
and distribution expense payable to adviser,
administrator and distributor (note 4)	47,459	30,265
Total liabilities	47,459	30,265

Net assets applicable to outstanding capital stock	$47,247,320	$53,376,846

Net assets are represented by:
Capital stock, authorized 20 million and 10 million shares respectively;
outstanding, at $.001 par (note 6)	$4,221	$5,191
Additional paid-in capital	57,290,512	51,523,717
Accumulated undistributed net investment gain (loss)	102,193	-
Accumulated net realized loss on investments	(6,152,321)	(246,670)
Unrealized appreciation (depreciation)	(3,997,285)	2,094,608
Total net assets applicable to shares outstanding	$47,247,320	$53,376,846

Shares outstanding and net asset value per share:
Institutional class net assets	$47,022,529	$53,364,244
Institutional shares of Capital Stock outstanding	4,200,864	5,189,875
Net Asset Value and offering price per share - Institutional shares	$11.19	$10.28

Retail class net assets	$224,791	$12,602
Retail shares of Capital Stock outstanding	20,346	1,226
Net Asset Value per share - Retail shares	$11.05	$10.28
Maximum sales charge (note 4)	0.52	0.32
Maximum offering price to public	$11.57	$10.60

See accompanying notes to financial statements
14

STATEMENTS OF OPERATIONS
Year Ended June 30, 2009

		Government
	Growth	Securities
Investment income:	Portfolio	Portfolio

Dividends	$1,020,025	$17,233
Interest	-	1,961,991
Other income	6,564	-
Total investment income	$1,026,589	$1,979,224

Expenses:
Investment advisory fees	$362,255	$258,507
Administration fees	120,752	129,253
Accounting and auditing	22,919	23,696
Directors' compensation	27,007	22,993
Securities pricing	8,913	5,214
Other operating expenses	18,204	8,252
Total expenses	560,050	447,915
Net investment income	$466,539	$1,531,309

Realized and unrealized gain on investments:
Net realized loss	($6,150,063)	($21,165)
Net unrealized appreciation (depreciation)
Beginning of period	5,460,939	700,562
End of period	(3,997,285)	2,094,608
Net unrealized appreciation (depreciation)	(9,458,224)	1,394,046
Net realized and unrealized gain (loss) on investments	(15,608,287)	1,372,881

Net increase (decrease) in net assets resulting from operations	($15,141,748)	$2,904,190

See accompanying notes to financial statements
15

STATEMENTS OF CHANGES IN NET ASSETS
Years ended June 30, 2009 and 2008

			Government
	Growth Portfolio		Securities Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2009	June 30, 2008	June 30, 2009	June 30, 2008
Operations:
Net investment income	$466,539	$408,722	$1,531,309	$1,868,235
Net realized gain (loss) on investments	(6,150,063)	3,051,971	(21,165)	(34,499)
Unrealized appreciation (depreciation)	(9,458,224)	(9,032,958)	1,394,046	1,542,946
Net increase (decrease) in net assets resulting from operations	(15,141,748)	(5,572,265)	2,904,190	3,376,682

Distributions to shareholders from:
Net investment income
Institutional Class	566,804	326,109	1,571,386	1,862,032
Retail Class	2,830	1,911	373	443
	569,634	328,020	1,571,759	1,862,475
Net realized gains
Institutional Class	334,121	5,208,196	-	-
Retail Class	1,667	31,603	-	-
	335,788	5,239,799	-	-

Total distributions	905,422	5,567,819	1,571,759	1,862,475

Capital share transactions (note 6):
Proceeds from sales	9,870,128	12,952,308	15,747,093	14,073,517
Payment for redemptions	(8,696,577)	(11,189,981)	(15,990,385)	(14,178,520)
Reinvestment of net investment income	369,252	225,288	1,143,699	1,333,229
Reinvestment of net realized gains	217,840	3,534,030	-	-
Total increase (decrease) from capital share transactions	1,760,643	5,521,645	900,407	1,228,226
Total increase (decrease) in net assets	(14,286,527)	(5,618,439)	2,232,838	2,742,433

Net Assets:
Beginning of period	61,533,847	67,152,286	51,144,008	48,401,575
End of period	$ 47,247,320	$ 61,533,847	$ 53,376,846	$ 51,144,008

Undistributed net investment income:	$ 102,193	$ 205,289	$ -	$ 45,868

See accompanying notes to financial statements

16

GROWTH PORTFOLIO INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS
Years Ended June 30, 2009, 2008, 2007, 2006, and 2005

	2009	2008	2007	2006	2005
Net asset value:
Beginning of period	$15.20	$18.03	$16.55	$15.41	$14.29
Income from investment operations
Net investment income	0.11	0.10	0.07	0.02	0.01
Net realized and unrealized gain (loss) on investments	(3.90)	(1.46)	1.84	1.13	1.11
Total income (loss) from investment operations	(3.79)	(1.36)	1.91	1.15	1.12

Less distributions
Dividends from net investment income	(0.14)	(0.08)	(0.05)	(0.01)	0.00	(a)
Distribution from net realized gains	(0.08)	(1.39)	(0.38)	0.00	0.00
Total distributions	(0.22)	(1.47)	(0.43)	(0.01)	0.00

End of period	$11.19	$15.20	$18.03	$16.55	$15.41

Total return:	(24.87%)	(8.32%)	11.80%	7.46%	7.84%

Ratios/Supplemental data:
Net assets, end of period	$47,022,529	$61,208,636	$66,680,820	$64,269,547	$61,105,824
Ratio of expenses to average net assets	1.16%	1.12%	1.15%	1.17%	1.14%
Ratio of net investment income to average net assets	0.97%	0.62%	0.39%	0.10%	0.07%
Portfolio turnover rate	23.09%	35.42%	41.50%	41.17%	53.01%

Per share amounts calculated on average shares outstanding

(a)	Distributions represent less than 1/2 of 1¢

See accompanying notes to financial statements 17

GROWTH PORTFOLIO RETAIL CLASS
FINANCIAL HIGHLIGHTS
Years Ended June 30, 2009, 2008, 2007, 2006, and 2005

	2009		2008	2007	2006	2005
Net asset value:
Beginning of period	$15.01		$17.82	$16.34	$15.21	$14.09
Income from investment operations
Net investment income	0.11		0.10	0.07	0.02	0.01
Net realized and unrealized gain (loss) on investments	(3.85)		(1.44)	1.84	1.12	1.11
Total income (loss) from investment operations	(3.74)		(1.34)	1.91	1.14	1.12

Less distributions
Dividends from net investment income	(0.14)		(0.08)	(0.05)	(0.01)	0.00	(b)
Distribution from net realized gains	(0.08)		(1.39)	(0.38)	0.00	0.00
Total distributions	(0.22)		(1.47)	(0.43)	(0.01)	0.00

End of period (a)	$11.05		$15.01	$17.82	$16.34	$15.21

Total return: (a)	(24.85%)		(8.31%)	11.95%	7.49%	7.95%

Ratios/Supplemental data:
Net assets, end of period	$224,791		$325,211	$471,466	$572,442	$684,981
Ratio of expenses to average net assets	1.16%		1.12%	1.15%	1.17%	1.14%
Ratio of net investment income to average net assets	0.97%		0.62%	0.39%	0.10%	0.07%
Portfolio turnover rate	23.09%		35.42%	41.50%	41.17%	53.01%

Per share amounts calculated on average shares outstanding

(a)	Excludes maximum sales load of 4.5%
(b)	Distributions represent less than 1/2 of 1¢

See accompanying notes to financial statements
		18

GOVERNMENT SECURITIES PORTFOLIO INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS
Years Ended June 30, 2009, 2008, 2007, 2006, and 2005

	2009	2008	2007	2006	2005
Net asset value:
Beginning of period	$10.02	$9.70	$9.61	$9.88	$9.90
Income from investment operations
Net investment income	0.29	0.37	0.35	0.30	0.30
Net realized and unrealized gain (loss) on investments	0.28	0.32	0.09	(0.28)	(0.02)
Total income from investment operations	0.57	0.69	0.44	0.02	0.28

Less distributions
Dividends from net investment income	(0.31)	(0.37)	(0.35)	(0.29)	(0.30)
Total distributions	(0.31)	(0.37)	(0.35)	(0.29)	(0.30)

End of period	$10.28	$10.02	$9.70	$9.61	$9.88

Total return:	5.76%	7.25%	4.62%	0.27%	2.91%

Ratios/Supplemental data:
Net assets, end of period	$53,364,244	$51,131,987	$48,390,268	$46,966,952	$50,737,390
Ratio of expenses to average net assets	0.87%	0.88%	0.91%	0.93%	0.89%
Ratio of net investment income to average net assets	2.96%	3.76%	3.60%	3.03%	3.03%
Portfolio turnover rate	4.25%	22.14%	11.02%	16.95%	8.03%

Per share amounts calculated on average shares outstanding

See accompanying notes to financial statements
	19

GOVERNMENT SECURITIES PORTFOLIO RETAIL CLASS
FINANCIAL HIGHLIGHTS
Years Ended June 30, 2009, 2008, 2007, 2006, and 2005

	2009		2008	2007	2006	2005
Net asset value:
Beginning of period	$10.02		$9.70	$9.61	$9.88	$9.90
Income from investment operations
Net investment income	0.29		0.37	0.35	0.30	0.30
Net realized and unrealized gain (loss) on investments	0.28		0.32	0.07	(0.28)	(0.02)
Total income from investment operations	0.57		0.69	0.42	0.02	0.28

Less distributions
Dividends from net investment income	(0.31)		(0.37)	(0.33)	(0.29)	(0.30)
Total distributions	(0.31)		(0.37)	(0.33)	(0.29)	(0.30)

End of period (a)	$10.28		$10.02	$9.70	$9.61	$9.88

Total return: (a)	5.76%		7.25%	4.62%	0.27%	2.94%

Ratios/Supplemental data:
Net assets, end of period	$12,602		$12,021	$11,307	$30,290	$46,545
Ratio of expenses to average net assets	0.87%		0.88%	0.91%	0.93%	0.89%
Ratio of net investment income to average net assets	2.96%		3.76%	3.60%	3.03%	3.03%
Portfolio turnover rate	4.25%		22.14%	11.02%	16.95%	8.03%

Per share amounts calculated on average shares outstanding

(a)	Excludes maximum sales load of 3.0%

See accompanying notes to financial statements
		20

NOTES TO FINANCIAL STATEMENTS

June 30, 2009

1.	Organization

Stratus Fund, Inc. (the Fund) is a Minnesota corporation registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund issues its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At June 30, 2009, the following series were authorized and had shares outstanding:

Both the Growth Portfolio and the Government Securities Portfolio (each a Portfolio and collectively the Portfolios) have two classes of shares authorized and outstanding: retail and institutional.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its Portfolios’ financial statements.

Growth Portfolio Government Securities Portfolio

Use of Estimates: In preparing its Portfolios’ financial statements in accordance with accounting principles generally accepted in the United States of America, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and changes in net assets for the period. Actual results could differ from those estimates.

Valuation of Investments

Investment securities are carried at fair value determined using the following valuation methods:

Securities traded on a national or regional stock exchange or included in the NASDAQ National Market System are valued at the last quoted sales price as reported by an independent pricing service. Investments in mutual funds are valued at the quoted net asset value for the fund. Debt securities held by the Portfolios are valued using market quotations.

In the event that the price of a security is not available from the pricing services, one or more brokerage firms are contacted to obtain the most recent price available for the security.

Securities including bonds, restricted securities, or other assets for which reliable recent market quotations are not readily available are valued at fair market value as determined in good faith under the direction of the Board of Directors. Determination of fair value involves, among other things, reference to market indices, matrices and data from independent brokers and pricing services.

All securities are valued at the close of each business day.

The Growth Portfolio is authorized to purchase exchange-traded put and call options. At June 30, 2009, the Growth Portfolio had no such exchange traded options nor were any purchased during the year then ended.

The Portfolios may sell a security it does not own in anticipation of a decline in the market value of that security (short-sale). When a Portfolio makes a short-sale, it must borrow the security sold short and deliver it to the buyer. The proceeds from the short-sale will be retained by the broker-dealer through which it made the short-sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the security and may be obligated to remit any interest received on such borrowed securities. A gain or loss is recognized upon the termination of the short sale, if the market price at termination is less than or greater than the proceeds originally received. The Portfolios did not enter into any short sale transactions for the year ended June 30, 2009.

Security Transactions and Investment Income

Security transactions are accounted for on the date securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Amortization of premium and accretion of discount is accrued daily using the constant yield method and is included in interest income. Realized investment gains and losses are determined by specifically identifying the issue sold.

Expenses

With the exception of class specific expenses, each Portfolio allocates expenses as well as revenue and gains and losses to its classes based on relative net assets to total Portfolio net assets. Class specific expenses are borne solely by that class.

Federal Income Taxes

It is the policy of each Portfolio to comply with the requirements of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute substantially all of the taxable income generated by the Portfolios to their shareholders within the time period allowed by the Federal law. Consequently, no liability for Federal income taxes is required. Internal Revenue Code requirements regarding distributions may differ from amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, accumulated undistributed net investment income or accumulated net realized gain/loss, as appropriate in the period that the differences arise. Each Portfolio is treated as a separate entity for tax purposes, and on a calendar basis, will distribute substantially all of its net investment income and realized gains, if any, to avoid payment of any Federal excise tax. There will be no net realized gain distributions until the net realized capital loss carry forwards have been offset or expired.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. As required, the Portfolios adopted FIN 48 effective July 1, 2007 for all open tax years and have determined that no material uncertain tax benefits exist as of June 30, 2009. The Fund’s open tax years for federal income purposes are June 30, 2006; June 30, 2007; June 30, 2008; and June 30, 2009. It is the policy of the Portfolios to recognize accrued interest and penalties related to uncertain tax benefits in income taxes.

Distribution to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Government Securities Portfolio may declare dividends monthly and the Growth Portfolio may declare dividends annually. The dividends declared become payable immediately. Net realized gains, if any, are distributed annually.

New Accounting Pronouncements

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements,” which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund adopted provisions of SFAS No. 157 effective at the beginning of the Fund’s fiscal year which began

July 1, 2008. The various inputs that may be used to determine the fair value are summarized in three levels:

Level 1 - Quoted prices in active markets for identical securities

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value each of the Portfolio’s investments as of June 30, 2009:

Growth Portfolio:

Level 1	Level 2	Level 3
$47,262,155(1)	$-	$-

(1) All common stocks in the portfolio are Level 1 and further detail by industry is disclosed in the schedule of investments.

Government Securities Portfolio:

Level 1 Level2 Level 3
Government Agency Bonds $- $14,565,697 $-
Mortgage Backed Securities - 12,039,235 -
Treasury Notes/Bonds/
Inflation Protected Securities - 16,971,968 -
Corporate Bonds - 6,343,189 -
Other Securities $3,050,991 - -

In May 2009, the FASB issued Statement No. 165, “Subsequent Events” (SFAS 165). SFAS 165 establishes general standards of accounting for and disclosures of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. It requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date. SFAS 165 was effective for interim or annual financial periods ending after June 15, 2009. The adoption of SFAS 165 did not affect the Fund’s statement of assets and liabilities, operations, or change in net assets but has resulted in additional financial statement disclosures.

3.	Federal Income Tax Information

Distributions paid during the years ended June 30, 2009 and 2008, totaled $569,634 and $328,020 for the Growth Portfolio, respectively, $1,571,759 and $1,862,475 for the Government Securities Portfolio, respectively, and were all characterized as ordinary income for tax purposes. For the years ended June 30, 2009 and 2008, the Growth Portfolio distributed realized gains of $335,788 and $5,239,799 which are characterized as long term capital gains for tax purposes.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the dissimilar character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2009, the components of the tax basis cost of investments and net unrealized appreciation for the Growth Portfolio and Government Securities Portfolio were as follows:

Growth Government Securities
Federal tax cost of investments $51,261,699 $50,876,472

Unrealized appreciation $4,451,044 $2,218,940
Unrealized depreciation (8,450,588) (124,332)
Net unrealized appreciation (depreciation) $(3,999,544) $2,094,608

As of June 30, 2009 the components of distributable earnings on a tax basis were as follows:

Growth Government Securities
Net unrealized appreciation (depreciation) $(3,999,544) $2,094,608
Undistributed ordinary income $102,193 $-
Undistributed capital gains $- $-
Accumulated capital losses $(1,566,055) $(246,670)

The difference between accumulated net realized capital losses and accumulated capital losses for tax purposes is attributable to the deferral of capital losses occurring subsequent to October 31, 2008 of $4,586,266 for the Growth Portfolio. For tax purposes, such losses were realized in the year ended June 30, 2009. The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The Growth Portfolio had unused capital loss carryforwards of $1,566,055, available for federal income tax purposes, at June 30, 2009, which expire in 2017. The Government Securities Portfolio had unused capital loss carryforwards of $246,670, available for federal income tax purposes, at June 30, 2009, which expire as follows: $55,501 in 2011, $75,380 in 2012, $24,307 in 2013, $3,160 in 2014, $44,280 in 2015, $18,376 in 2016 and $25,666 in 2017.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statements and income tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

4.	Fees, Expenses and Related Party Transactions

Investment Advisory Services

The Fund and its Portfolios have retained a related company, Union Investment Advisors, Inc. (the Adviser) as the investment adviser for the Fund’s assets.

Under the investment advisory agreement the Adviser receives fees for services rendered at the following rates per annum of the average daily net assets of the Portfolios:

Portfolio Annual Fee Rate
Growth .75%
Government Securities .50%

Administrative Services; Transfer Agent; Custodian

The Fund has retained Adminisystems, Inc. (the Administrator) to act as transfer agent and administrator to provide all necessary record keeping and share transfer services for the Fund. The Administrator is a related party to the Fund. The agreement provides that each Portfolio will pay an administrative fee to the Administrator equal to .25% per annum of average daily net assets. The Fund has retained Union Bank & Trust Company, a related party, as custodian for the Fund’s assets. The Portfolios have recorded amounts payable to the custodian reflecting overdrafts which occur in the ordinary course of business due to the timing of settlements.

Distribution Services

The Fund has selected Nelnet Capital, LLC (the Distributor), a company related through common management to the Adviser and Union Bank & Trust Company, to act as the underwriter and distributor of the fund’s shares. Retail shares for the

Growth portfolio include a maximum sales charge of 4.5%. Retail shares for the Government Securities portfolio include a maximum sales charge of 3.0%. For sales of both Portfolios of $50,000 or more, the sales charge is reduced.

Fees

Under the terms of the advisory and administrative agreements outlined above, the Portfolios collectively incurred $620,762 and $250,005, respectively, for such services during the year ended June 30, 2009.

At June 30, 2009, the following accrued investment advisory and administrative fees were payable to the Adviser and Administrator.

	Payable to	Payable to
	Adviser	Administrator	Total
Growth Portfolio	$29,534	$9,845	$39,379
Government Securities Portfolio	21,749	10,875	32,624

Brokerage Services

In addition to the amounts paid by the Portfolios under advisory, custodian, and administration agreements, the Portfolios can use Nelnet Capital, LLC, a related party, to effect security trades on their behalf. For the year ended June 30, 2009, the Growth Portfolio paid $11,307 in commission to Nelnet Capital, LLC. As is customary in the industry, the investment adviser evaluates the pricing and ability to execute the transactions in selecting brokers to effect trades.

Ownership of Fund Shares by Management

At June 30, 2009, directors, officers and employees of the Fund, the Adviser and Administrator and their immediate families held the following in each Portfolio under UBATCO & Co., nominee name for Union Bank & Trust Company:

Shares Value
Growth Portfolio Institutional Class 30,999 $346,874
Growth Portfolio Retail Class - -
Government Securities Portfolio Institutional Class 12,907 132,682
Government Securities Portfolio Retail Class - -

At June 30, 2009, UBATCO & Co. held the following in each Portfolio:

Shares Value
Growth Portfolio Institutional Class 4,192,819 $46,917,649
Growth Portfolio Retail Class 10,275 113,544
Government Securities Portfolio Institutional Class 5,186,976 53,322,116
Government Securities Portfolio Retail Class 942 9,684

5.	Securities Transactions

Purchases of securities and proceeds from sales, excluding short-term securities and US Government obligations, were as follows for each Portfolio:

			Proceeds
	Purchases	Proceeds	From Calls
	Of Securities	From Sales	& Maturities

Growth Portfolio	$12,157,221	$11,188,160	$ -
Government Securities Portfolio	4,861,236	2,078,250	3,500,000

6.	Capital Share Transactions

The Fund is authorized to issue a total of 1 billion shares of common stock in series with a par value of $.001 per share.

Transactions in the capital stock of each Portfolio for the period ended June 30, 2009 were as follows:

Growth Growth
Portfolio Portfolio
Institutional Shares Retail Shares
Transactions in shares:
Shares sold 871,194 -
Shares redeemed (751,330) (1,612)
Reinvested dividends 53,825 286
Net increase (decrease) 173,689 (1,326)

Transactions in dollars:
Dollars sold $9,870,128 $ -
Dollars redeemed (8,673,243) (23,334)
Reinvested dividends 584,030 3,062
Net increase (decrease) $1,780,915 $(20,272)

Government Government
Securities Portfolio Securities Portfolio
Institutional Shares Retail Shares
Transactions in shares:
Shares sold 1,548,443 -
Shares redeemed (1,575,117) (2)
Reinvested dividends 113,034 28
Net increase (decrease) (86,360) 26

Government Government
Securities Portfolio Securities Portfolio
Institutional Shares Retail Shares
Transactions in dollars:
Dollars sold $15,747,093 $ -
Dollars redeemed (15,990,360) (25)
Reinvested dividends 1,143,414 285
Net increase (decrease) $900,147 $260

7.	Subsequent Events

The Fund evaluated the effects of all subsequent events through August 20, 2009, the date these financial statements were issued.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors of

Stratus Fund, Inc.

Lincoln, Nebraska

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Stratus Fund, Inc. (the "Fund") comprising the Growth Portfolio and Government Securities Portfolio as of June 30, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Stratus Fund, Inc. as of June 30, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois

August 20, 2009

DIRECTORS AND EXECUTIVE OFFICERS

The Fund is governed by a Board of Directors which is responsible for protecting the interests of the Fund’s shareholders under Minnesota law. The Directors meet periodically throughout the year to oversee the Fund’s activities, review its performance, and review the actions of the Adviser.

The names, addresses and principal occupations during the past five years of the directors and executive officers of the Fund are given below:

Directors Who Are Not Interested Persons of the Fund

Name, Address and Age	Director Since	Position Held With Fund	Principal Occupation During Last Five Years	Other Directorships
Thomas C. Smith (64) 1225 “L” Street Suite 200 Lincoln, Nebraska 68508	1993	Director	Chairman and Chief Executive Officer, SMITH HAYES Financial Services Corporation (financial services corporation) Lincoln, Nebraska	None
R. Paul Hoff (74) 2543 Bluff Road Seward, Nebraska 68434	1993	Director	Retired	None
Edson L. Bridges III (51) 8401 W. Dodge Road, #256 Omaha, Nebraska 68114	1993	Director	Vice President and Director of Bridges Investment Counsel Inc. (registered investment adviser)	Director, Bridges Investment Fund, Inc.
James J. DeMars (65) P.O. Box 81607 Lincoln, Nebraska 68501	2004	Director	Partner of DeMars, Gordon, Olson & Zalewski (law firm)	None

Directors Who Are Interested Persons of the Fund

Name, Address and Age	Director Since	Position(s) Held With Fund	Principal Occupation During Last Five Years	Other Directorships
Jon Gross (39)* 6801 S. 27th Street Lincoln, Nebraska 68512	2004	President and Chief Executive Officer	Senior Vice President, Union Bank and Trust Company; Chief Executive Officer, Adminisystems, Inc.; President, Union Investment Advisors, Inc.; Director, Nelnet Capital, LLC.	None

_______________________________________________________________________

*Mr. Gross is considered an interested person of the Fund because he is an officer and director of the adviser to, and managing director of the principal underwriter of, the Fund.

Executive Officers

Name, Address and Age	Officer Since	Position(s) Held With Fund	Principal Occupation During Last Five Years
Jon Gross (39) 6801 S. 27th Street Lincoln, Nebraska 68512	2003	President and Chief Executive Officer	Senior Vice President, Union Bank and Trust Company; Chief Executive Officer, Adminisystems, Inc.; Chairman and Chief Executive Officer, Union Investment Advisors, Inc.; Director, Nelnet Capital, LLC.
Jeff Jewell (37) 6811 S. 27th Street Lincoln, Nebraska 68512	2003	Vice President and Chief Financial Officer	Assistant Vice President, Union Bank and Trust Company; Vice President, Adminisystems, Inc.
Tanya Lebsock (40) 6811 S. 27th Street Lincoln, Nebraska 68512	2003	Secretary and Chief Compliance Officer	Assistant Vice President, Union Bank and Trust Company; Chief Compliance Officer, Union Investment Advisors, Inc.

The Fund’s statement of additional information includes additional information about the Fund’s directors and is available upon request, without charge, by calling (888) 769-2362.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of Stratus Fund, Inc. oversees the management of the Fund and its investment portfolios, the Government Securities Portfolio and Growth Portfolio (the “Portfolios”), and as required by law, determines annually whether to approve the continuance of the Investment Advisory Agreement between the Fund and Union Investment Advisors (“UIA”). At a meeting held on August 13, 2009, the Board of Directors (the “Board”), including a majority of the independent directors attending the meeting in person, approved the continuance of the Investment Advisory Agreement for another year.

In preparation for the meeting, the Board received and evaluated information supplied by UIA in response to a letter prepared by counsel to the Fund requesting information relevant to approval of the Investment Advisory Agreement. The Board considered the factors discussed below in evaluating the continuation of the Investment Advisory Agreement.

The Board reviewed the nature and extent of the services provided by UIA under the Investment Advisory Agreement. The Board reviewed the credentials and experience of the officers of UIA providing services under the Investment Advisory Agreement and concluded that UIA is providing services in accordance with the Investment Advisory Agreement. Based on such review, the Board concluded that the range and quality of services provided by UIA under the Investment Advisory Agreement was appropriate.

The Board reviewed the performance of the Portfolios during the past one, three, five and ten year periods against the performance of funds advised by other advisors with investment strategies comparable to those of the Portfolios, and the performance of the Portfolios relative to benchmark indices. The Board noted that the performance of the Portfolios was in line with that of funds in their peer group and their benchmark indices.

In reviewing the advisory fee rate for the Portfolios under the Investment Advisory Agreement, the Board compared effective contractual advisory fee rates and total expense ratios for comparable funds at a common asset levels and noted that the advisory expenses are slightly higher, but that the total expenses of the Fund are lower, than that of funds advised by other advisors with investment strategies comparable to those of the Portfolios. The Board also considered the fees charged by affiliates of UIA for investment advisory services provided to clients other than mutual funds, and concluded that those fees are comparable to the fees paid by the Portfolios. The Board concluded that possible economies of scale that might be realized by UIA in management of the Portfolios were not relevant to its deliberation since the Portfolios have not grown in size in recent years.

The Board considered the overall performance of UIA in providing investment advisory and portfolio administrative services to the Fund, and concluded that such performance was satisfactory.

The Board reviewed information concerning the profitability of UIA and its financial condition. The Board concluded that the compensation to be paid by the Fund under the Investment Advisory Agreement was not excessive.

In determining whether to continue the Investment Advisory Agreement for the Fund, the Board also considered the prior relationship between UIA and the Fund, as well as the Board’s knowledge of UIA’s operations. The Board noted that substantially all of the investors in the Fund have a relationship with Union Bank & Trust Company, an affiliated company of UIA.

Taking into account all of these factors, the Board determined that UIA’s services, performance and fees were satisfactory. The Board further determined that the information provided by UIA on comparative expenses and services supported their conclusion that the advisory fees under the Investment Advisory Agreement are reasonable. Accordingly, the Board approved the continuation of the Investment Advisory Agreement.

OTHER INFORMATION

The Fund provides a complete list of its portfolio holdings four times each fiscal year as of the end of each quarter. For the second and fourth fiscal quarters, the lists appear in the Fund’s semi-annual and annual reports to shareholders. For the first and third fiscal quarters, the Fund files the list with the Securities and Exchange Commission on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You can obtain information on the operation of the public reference room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file number for the Fund is 811-6259. The Fund makes the information on Form N-Q available to shareholders upon request made by calling (888) 769-2362.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request made by calling (888) 769-2362. The information is also available on the SEC website at www.sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available, without charge, upon request made by calling (888) 769-2362. The information is also available on the SEC website at www.sec.gov.

Item 2. Code of Ethics

As of the end of the period covered by this report, Stratus Fund, Inc. (the “Fund”) had adopted a Code of Ethics for Principal Executive and Senior Financial Officers (the “Code”). The Code is intended to promote honest and ethical conduct, full, fair and timely disclosure in reports and documents that the Fund files with the Securities and Exchange Commission (“SEC”) and compliance with applicable laws and regulations. There were no amendments to the Code during the period covered by this report. The Fund did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The Fund will provide to any person, without charge, a copy of the Code, upon request made by calling (888) 769-2362.

Item 3. Audit Committee Financial Expert

The Fund’s Board of Directors has determined that at the present time, none of the members of the Audit Committee of the Board of Directors meets the definition of the term “audit committee financial expert” as adopted by the SEC. That definition requires that a person have prepared or audited investment company financial statements in order to qualify as an “audit committee financial expert.”

The Fund’s Audit Committee consists of three independent directors, each of whom has been selected based upon the Board’s determination that they are fully qualified to monitor the performance of the Fund’s independent auditors and management’s reporting of the Fund’s financial condition and results of operations. The Audit Committee has the authority to retain independent consultants and experts whenever it deems appropriate.

Item 4. Principal Accountant Fees and Services

Audit Fees

Deloitte & Touche, LLP, the Fund’s independent auditor, billed the Fund aggregate fees for services rendered to the Fund for the last two fiscal years as follows:

	Fees Billed in FY 2009	Percentage of Fees in FY 2009 Provided Pursuant to Pre-Approved Policies	Fees Billed in FY 2008	Percentage of Fees in FY 2008 Provided Pursuant to Pre-Approved Policies

Audit Fees	$28,570	0.00	$49,350	0.00
Audit Related Fees	9,700	0.00	4,395	0.00
Tax Fees	8,345	0.00	15,413	0.00
All Other Fees	0	0.00	0	0.00
Total Fees	$46,615	0.00	$69,158	0.00

Audit fees were paid for professional services rendered for the audit of the Fund’s financial statements and for services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years. Audit related services were rendered for assurance and related

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services to the Fund that are reasonable related to the performance of the audit of the Fund’s financial statements but are not reported as audit fees. Fees paid for tax services were for professional services relating to tax compliance, tax advice and tax planning.

Other Fees

Deloitte & Touche billed the Fund aggregate non-audit fees of $15,413 for the fiscal year ended June 30, 2008, and $8,345 for the fiscal year ended June 30, 2009, for non-audit related services. The Fund’s Audit Committee approves each engagement of Deloitte & Touche to perform non-audit related services for the Fund. It has not adopted any pre-approval policies or procedures for such non-audit related services. The Audit Committee considered whether services provided by Deloitte & Touche to the Fund’s investment adviser or any affiliate of the Fund’s investment adviser is compatible with maintaining the independence of Deloitte & Touche, and determined that Deloitte & Touche’s independence would not be compromised.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

A schedule of investments for the Fund’s investment portfolios is included as a part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment

Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors during the period covered by this report.

Item 11. Controls and Procedures

An evaluation was performed by the officers of Stratus Fund, Inc. (the “Fund”), including the principal executive officer and principal financial officer, of the effectiveness and design of the Fund’s disclosure controls and procedures. Based on that evaluation, which was conducted within 90 days of the filing date of this report, the Fund’s principal executive officer and principal financial officer concluded that the Fund’s disclosure controls and procedures were reasonably designed and effectively operate so as to insure that material information relating to the Fund is made known to management of the Fund, including the principal executive officer and principal financial officer. There have been no

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significant changes in the Fund’s internal controls over financial reporting during the Fund’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Fund’s internal controls over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) to the Fund’s Certified Shareholder Report for the June 30,
2005 reporting period.
(2)	Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act.
(3)	Not applicable.

(b)	Certifications required by Section 1350 of Chapter 63 of Title 18 of the United States Code.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stratus Fund, Inc.

By /s/ Jon C. Gross

Jon C. Gross
President
(Principal Executive Officer)

Date: August 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Jon C. Gross

Jon C. Gross
President
(Principal Executive Officer)

Date: August 28, 2009

By /s/ Jeffrey Jewell

Jeffrey Jewell
Vice-President and Chief Financial Officer
(Principal Financial Officer)

Date: August 28, 2009

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